                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  May 12, 1995
                                                  ------------

                           COM-TEK RESOURCES, INC.
- - -------------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)



      Colorado                     0-11546                 84-0832977
- - ---------------------         ------------------       ---------------------
(State or other               (Commission File         (I.R.S. Employer
jurisdiction of               Number)                  Identification No.)
incorporation)


             1624 Market Street, Suite 303, Denver, Colorado  80202
             ------------------------------------------------------
               (Address of principal executive offices)(Zip Code)



Registrant's telephone number, including area code: (303) 595-8555
                                                    --------------

ITEM 5.  OTHER EVENTS.

BACKGROUND:

     In previous communications to shareholders and reports filed under the Securities Exchange Act of 1934, the Company stressed its intentions to: (i) seek capital funding; and (ii) pursue various opportunities to expand the Company's business activities. The Board of Directors has succeeded in accomplishing both goals.

SUMMARY OF RECENT FINANCING:

     On February 15, 1995, English Trust Company Limited completed a placing in the United Kingdom of 61,000,000 shares of the Company's Common Stock (at 4 pence per share) and 3,262,500 shares of its Preferred Stock (at 80 pence per share) resulting in gross offering proceeds of L5,050,000 (about $8,080,000 U.S. at then current exchange rates). All shares were qualified for dealing on the Unlisted Securities Market ("USM"), a facility of the International Stock Exchange of the United Kingdom and Republic of Ireland, Ltd. ("London Stock Exchange").

     Upon completion of the placing, the Company had approximately 140 million of its authorized 150 million shares of Common Stock outstanding.

     The Preferred Stock was issued with the attendant terms and conditions:

     1) Each share of Preferred Stock is convertible into 22 shares of Common Stock. Such conversion will automatically occur upon the passing of a resolution increasing the number of shares of authorized Common Stock at the Company's forthcoming Annual General Meeting of Shareholders.

     2) If the shareholders fail to pass the resolution increasing the authorized Common Stock or the Company fails to present the resolution to the shareholders by June 30, 1995, the Company is obligated to file a registration statement under the Securities Act of 1933 (the "Act") in respect of the Preferred Stock by September 30, 1995. Such registration will enable the Preferred Stock to be traded on NASDAQ, subject to NASDAQ's acceptance thereof.

     3) Each share of Preferred Stock is entitled, until converted, to 22 votes at any shareholders' meeting and to 22 times the dividend or other distribution, in cash or kind, made to the Common Stock.

     4) Holders of Preferred Stock are entitled to receive reports and quarterly statements delivered by the Company to holders of Common Stock.

ACCESS POWER AGREEMENT

     In November, 1994, the Company reached the agreement summarized below ("Agreement") subject to completion of the placing described immediately above.

     This Agreement provided for the acquisition by the Company of the entire issued share capital of Access Power, Ltd. ("Access Power") and hence of Access Power's interests in the joint ventures detailed below, all such other prospects for the development of or participation in certain types of power projects as have been identified by two former principals of Access Power ("principals") and for such future opportunities to be made available to Access Power.

     Messrs. Malcolm Stone and Samuel Leung were the founders and owners of Access Power prior to its acquisition by the Company and both have been appointed Directors of the Company. Since 1993, the principals sought out power generation opportunities in China. They identified the opportunity to construct small power stations in China in joint ventures with local power bureaus and local construction and operation of three power stations.

     Access Power was incorporated in May 1994 and, except for entering into the joint ventures and assisting in the establishment the joint venture contracts, has had no income since incorporation. See Item 7 hereof.

     MAN, a large German engineering group, was identified by Access Power as a potential supplier of generating sets for the small power stations and Access Power has entered into supply agreements with MAN and has preliminary agreements as to equipment financing. Access Power has, in addition, identified certain other power needs in China, including transformers and power distribution systems which may be suitable for the Company. Access Power is also establishing contacts in other Far East developing countries where similar projects might be established.

     Under the terms of the Agreement, the principals, will exclusively introduce to Access Power, generation business opportunities for the construction and operation of small power stations (100 megawatts or less), transmission lines and transformers, covering the supply and distribution, of electric power principally in China but also elsewhere in the world (including the United States and the United Kingdom). In particular the principals will introduce to Access Power a further nine 4 megawatt power station projects in Guangdong Province in

China and the 10% interest in the western partner's 54% interest in a China joint venture established to complete the construction of a 50 megawatt power stations project in Kaoyeo City, Guangdong Province.

     The consideration under the Agreement requires the payment of $50,000 (U.S.) and the issuance of 8,250,000 warrants to purchase the Company's Common Stock at $0.075 (U.S.) per shares ("Warrants") in respect of each one of the three generating projects in respect to which Access Power has already reached agreement, amounting in aggregate to $150,000 (U.S.) and 24,750,000 Warrants. The $50,000 (U.S.) of the consideration per project is to be satisfied by the issue of Preferred Stock (or equivalent Common Stock if available) valued at a Common Stock equivalent of $0.075 (U.S.) per share of Common Stock. The Preferred Stock and Warrants will be issued as follows:

     1) the first 1/3 of such Preferred Stock and Warrants in respect of a particular project are to be issued upon execution of all appropriate contracts and the business license in respect of the relevant joint venture being issued by the relevant Government Department in the Peoples Republic of China ("PRC") in a form acceptable to the Company; this condition has been satisfied and the consideration issued in respect of the first three projects;

     2) the second 1/3 of such Preferred Stock and Warrants in respect of a particular project are to be issued when the completion certificate is issued by the relevant Government Department certifying that the power station has passed the operation, reliability and efficiency tests;

     3) the final 1/3 of such Preferred Stock and Warrants in respect of a particular project are to be issued when the first month's revenues are received by Access Power from power generation from that plant.

     If and when the principals introduce up to nine further such 4 megawatt projects to Access Power, with which the Company decides to proceed, additional contingent consideration will be paid on the same per project basis.

     The Agreement requires the Company to pay to the principals further consideration of a sum equal to 10% of the estimated project cost of any other projects introduced by the principals and participated in by Access Power. This consideration is subject to reduction such that the internal rate of return to the Company after allowing for the direct cost to the Company and confirmed third party debt finance, shall not be less than 20%. Such contingent consideration may be satisfied in Common Stock (or Preferred Stock if Common Stock is not available) or cash at the Company's discretion.

     In respect of Access Power's 10% interest in the western joint venture partner which has a 54% interest in a 50 megawatt project at Kaoyeo City, the principals will also receive $50,000 (U.S.) (to be satisfied by the issue of Preferred Stock of Common Stock equivalent price of $0.075 (U.S.) per share) together with 8,250,000 Warrants exercisable at $0.075 (U.S.) per share as well as the reimbursement of their expenses of $25,000 (U.S.).

     Following the introduction of a specific class of business (e.g., power stations under 10 megawatts), other than the twelve projects referred to above, in a specific country in respect to three separate projects or five linked projects, the principals will not thereafter be entitled to any further contingent consideration in resect of subsequent introductions in such class in such country.

     The obligations of the parties will cease on the fifth anniversary of the Agreement or may be terminated by either party giving not more than twelve months' notice expiring on or after the third such anniversary, except that the parties will continue to owe certain obligations to each other in respect of participation on projects arising from the introductions by the principals before such dates.

     Under the terms of separate agreements, the principals are entitled to specific commissions payable in resect of the arranging of a multi project financing package of up to $20 million (U.S.) for the proposed PRC projects and for their assistance in the placing. These commissions will amount to 1 1/2% for each of the value of the financing package (such fee not to exceed $300,000 (U.S.) in any event) and the funds raised in the placing, and are payable in convertible Preferred Stock.

     Upon becoming Directors of the Company and employees of Access Power, Messrs. Stone and Leung (the principals) became entitled to participate in the Company's stock option plans. They each were granted options to acquire 22,500,000 shares of Common Stock at $0.075 (U.S.) per share upon completion of the Agreement. Of these, options on 2,500,000 shares of Common Stock vest upon Access Power entering into a joint venture in China for each of nine 4 megawatt power stations constructed and operated by such joint venture. The options will be exercisable as to 1/3 on the grant and acceptance by the Company of the business license in respect of the project, 1/3 on the completion of the turnkey construction contract and the final 1/3 upon the receipt by the joint venture of the first revenues from the operation of the power station.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS

     (a)  EXHIBITS INCORPORATED BY REFERENCE TO FORM 8-K DATED MARCH 1, 1995:

     95.10 (a)           Access Power Agreement

     95.10 (b)           Placing and Underwriting Agreement

     95.10 (c) (i)       A joint venture contract dated September 25, 1994
                         between Guangdong Fenshun County's Fenglian Power Co.,
                         Limited ("Fengshun Fenglian") and Access Power ("the
                         Fengshun Joint Venture Contract") under which Fengshun
                         Fenglian and Access Power agreed to establish a co-operative joint venture company in the name of Guangdong Fengshun Fenggang Power Company Limited ("the
                         Fengshun Joint Venture Company") in Fengshun County of
                         Guangdong Province, PRC for the purposes of designing, constructing and operating a power station at Fengshun
                         County, Guangdong with a 3,960 KW diesel fuel generating unit ("Fengshun Power Station").

     95.10 (c) (ii)      A joint venture contract dated September 24, 1994
                         between Guangdong Huilai County's Penghui Power Co.,
                         Limited ("Huilai Penghui") and Access Power ("the
                         Kuicheng Joint Venture Contract") under which Huilai
                         Pengjui and Access Power agreed to establish a co-operative joint venture company in the name of Guangdong ("the Kuicheng Joint Venture Company") in
                         Huilai-County of Guangdong Province, PRC for the purposes of designing, constructing and operating two power stations at Huilai County, Guangdong each with a 3,960 KW diesel fuel generating unit ("Kuicheng Power
                         Station").

     95.10 (d)           Employment Agreements

           (i)           Malcolm Stone Agreement

           (ii)          Dennis C. Dowd Agreement

           (iii)         Hunter S. Swanson Agreement

           (iv)          Samuel Leung Agreement

     (b)  FINANCIAL STATEMENTS:

     Pro forma financial information is filed herewith (see pages F-1 through F-6 attached hereto). The Registrant, however, believes the acquisition of Access Power, Ltd., the subject of the attached pro forma financial information, is not considered material within the meaning of Rule 310 (c) of Regulation S-B.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        COM-TEK RESOURCES, INC.


                                        By:
                                             -------------------------------
                                             Dennis C. Dowd, President


Date:     May 18, 1995

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        COM-TEK RESOURCES, INC.


                                        By:  /s/ Dennis C. Dowd
                                             -------------------------------
                                             Dennis C. Dowd, President


Date:     May 18, 1995

                    COM-TEK Resources, Inc. and Subsidiaries
                   CONDENSED PRO FORMA COMBINED BALANCE SHEET


On February 14, 1995, English Trust Company Limited completed a placing and underwriting in the United Kingdom of 61,000,000 shares of the Company's Common Stock (at 4 pence per share) and an open offer and placing of 3,262,500 shares of its Preferred Stock (at 80 pence per share) resulting in gross proceeds of L5,050,000 (about $8,080,000 U.S. at the then prevailing exchange rates). Commissions and offering costs were approximately $1,169,000. All shares were qualified for dealing on the Unlisted Securities Market ("USM"), a facility of the International Stock Exchange of the United Kingdom and Republic of Ireland, Ltd. ("London Stock Exchange").

Concurrent with the placing, the Company completed the acquisition of Access Power, Ltd. in exchange for shares of preferred stock of the Company and reimbursement of certain expenses of the seller totaling $25,000. As part of this agreement, the two principals of Access Power are entitled to additional consideration for introducing power plant projects to the Company, as well as commissions (in shares of preferred or common stock) for arranging additional project financing and for their assistance in the offer and placing.

The following unaudited condensed pro forma combined balance sheet assumes that the offer and placing and the Access Power acquisition occurred on December 31, 1994 and reflects the December 31, 1994 historical consolidated balance sheet of COM-TEK giving pro forma effect to the offer and placing and the Access Power
acquisition.   At the time of the acquisition Access Power had no assets or liabilities. Also, prior to the acquisition, Access Power had no revenue or expenses, and as a result, a pro forma statement of operations has not been included herein. The unaudited condensed pro forma combined balance sheet should be read in conjunction with the historical financial statements and related notes of the Company.

                  COM-TEK Resources, Inc. and Subsidiaries
                 CONDENSED PRO FORMA COMBINED BALANCE SHEET
                              December 31, 1994
                                 (unaudited)


                                                                                         Pro Forma Adjustments
                                                                                             (See Note B)               Pro Forma
                                                                       COM-TEK    ---------------------------------     Adjusted
                                                                      Historical       Debit             Credit          COM-TEK
                                                                      ----------       -----             ------          -------
                                   ASSETS
Current Assets:
  Cash                                                              $    25,028     8,080,000 (1)      970,520 (2)    $  7,134,508
  Receivables - Oil and Gas                                              30,874                -                -           30,874
  Note Receivable                                                        50,000                -                -           50,000
  Other Current Assets                                                   12,022                -                -           12,022
                                                                  ------------------------------------------------------------------
    Total Current Assets                                                117,924        8,080,000          970,520        7,227,404
                                                                  ------------------------------------------------------------------

Property, Plant and Equipment:
  Oil and Gas Properties (Full cost method)                           8,955,992                -                -        8,955,992
    Less Accumulated Depletion, Amortization and Impairment           2,822,156                -                -        2,822,156
                                                                  ------------------------------------------------------------------
                                                                      6,133,836                -                -        6,133,836
                                                                  ------------------------------------------------------------------

  Gas Gathering System                                                  170,652                -                -          170,652
  Building, Equipment and Land                                          124,498                -                -          124,498
                                                                  ------------------------------------------------------------------
                                                                        295,150                -                -          295,150
    Less Accumulated Depreciation                                             -                -                -                -
                                                                  ------------------------------------------------------------------
                                                                        295,150                -                -          295,150
                                                                  ------------------------------------------------------------------

  Furniture and Fixtures                                                111,120                -                -          111,120
    Less Accumulated Depreciation                                       107,673                -                -          107,673
                                                                  ------------------------------------------------------------------
                                                                          3,447                -                -            3,447
                                                                  ------------------------------------------------------------------

Restricted Cash                                                          25,000                -                -           25,000
Power Plant Licenses                                                          -       170,667 (5)               -          170,667
Deferred Offering Costs                                                  77,760                -        77,760 (4)               -
                                                                  ------------------------------------------------------------------

    Total Assets                                                    $ 6,653,117      $ 8,250,667    $   1,048,280     $ 13,855,504
                                                                  ------------------------------------------------------------------
                                                                  ------------------------------------------------------------------

                         LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
  Accounts Payable, Trade                                           $   576,066      $         -    $           -     $    576,066
  Accrued Expenses                                                      110,123                -                -          110,123
  Payable to Related Parties                                            198,587                -                -          198,587
  Notes Payable                                                         345,349                -                -          345,349
                                                                  ------------------------------------------------------------------
    Total Current Liabilities                                         1,230,125                -                -        1,230,125
                                                                  ------------------------------------------------------------------

Note Payable - Long-term                                                 44,045                -                -           44,045
                                                                  ------------------------------------------------------------------

Stockholders' Equity:

  Preferred Stock                                                             -                -     3,262,500 (1)       3,262,500
  Preferred Stock to be Issued in Connection with Access
    Power Acquisition                                                         -                -       121,200 (3)         291,867
                                                                                               -       170,667 (5)
  Common Stock                                                          797,687                -       610,000 (1)       1,407,687
  Additional Paid-in Capital                                         13,694,659       970,520 (2)    4,207,500 (1)      16,732,679
                                                                                      121,200 (3)               -
                                                                                       77,760 (4)               -
  Accumulated Deficit                                                (9,177,514)               -                -       (9,177,514)
  Foreign Currency Translation Adjustment                                64,115                -                -           64,115
                                                                  ------------------------------------------------------------------
    Total Stockholders' Equity                                        5,378,947        1,169,480        8,371,867       12,581,334
                                                                  ------------------------------------------------------------------

    Total Liabilities and Stockholders' Equity                      $ 6,653,117      $ 1,169,480    $   8,371,867    $  13,855,504
                                                                  ------------------------------------------------------------------
                                                                  ------------------------------------------------------------------

                    COM-TEK RESOURCES, INC. AND SUBSIDIARIES
               Notes to Condensed Pro Forma Combined Balance Sheet
                                December 31, 1994
                                   (unaudited)


A.   BASIS OF PRESENTATION

On February 14, 1995, English Trust Company Limited completed a placing and underwriting in the United Kingdom of 61,000,000 shares of the Company's Common Stock (at 4 pence per share) and an open offer and placing of 3,262,500 shares of its Preferred Stock (at 80 pence per share) resulting in gross offering proceeds of L5,050,000 (about $8,080,000 U.S. at then prevailing exchange rates). Commissions and offering costs incurred were approximately $1,169,000. All shares were qualified for dealing on the Unlisted Securities Market ("USM"), a facility of the International Stock Exchange of the United Kingdom and Republic of Ireland, Ltd. ("London Stock Exchange").

Each share of Preferred Stock is convertible into 22 shares of Common Stock. A resolution to increase the number of shares of authorized Common Stock is set for a vote at the Annual General Meeting of the Company. Upon approval of the resolution by the shareholders, the 3,262,500 shares of Preferred Stock will be automatically converted into 71,775,000 shares of Common Stock, and all preferences will be extinguished. If no approval to increase authorized common stock is obtained, the Company is obligated to register the preferred shares in the U.S.

In November, 1994, the Company reached an agreement in principle, which was subsequently executed in definitive form on January 17, 1995, to acquire the entire issued share capital of Access Power, Ltd., along with Access Power's interests in certain joint ventures. Access Power is currently in the development stage, seeking to develop, or participate in the development of, small scale power projects, principally in the Peoples Republic of China and elsewhere in the Far East. The Company acquired Access Power concurrent with the closing of the offer and placing described above on February 14, 1995.

Under the terms of the Access Power agreement the Company is required to issue 30,303 shares of Preferred Stock, and 8,250,000 Warrants to purchase the Company's Common Stock (at $0.075 per share), for each one of three power plant projects which Access Power has presently entered into joint venture agreements for and for which the joint ventures have received licenses to construct the power plants. The Preferred Stock and Warrants are to be issued in three installments as certain benchmarks are achieved related to the development of each project. The first 1/3 of such Preferred Stock and Warrants are to be issued upon execution of all appropriate contracts and receipt of the business license for each project. The second 1/3 of such Preferred Stock and Warrants are to be issued upon issuance of the completion certificate for each project. The last 1/3 of such

                    COM-TEK RESOURCES, INC. AND SUBSIDIARIES
               Notes to Condensed Pro Forma Combined Balance Sheet
                                December 31, 1994
                                   (unaudited)


A.   BASIS OF PRESENTATION (CONTINUED)

Preferred Stock and Warrants are to be issued upon receipt of revenue from each project. A total of 90,909 shares of Preferred Stock (convertable into approximately 2,000,000 shares of Common Stock) and 24,750,000 Warrants are to be issued in connection with the initial three power plant projects.

Also under the terms of the Access Power agreement, the Company has agreed to issue an additional 30,303 shares of Preferred Stock and an additional 8,250,000 Warrants to purchase Common Stock at $0.075 per share, for each of up to nine additional projects in Guangdong Province, China, that the principals may introduce to the Company. A total of 272,727 shares of Preferred Stock (convertable into approximately 6,000,000 shares of Common Stock) and 74,250,000 Warrants may be issued in connection with up to nine subsequent power plant projects in China.

The principals have also been issued a total of 30,303 shares of Preferred Stock and 8,250,000 Warrants to purchase the Company's Common Stock (at $0.075 per share) and have received reimbursement of expenses of $25,000 in consideration for Access Power's 10% interest in the western joint venture partner which has a 54% interest in a 50 megawatt power plant project in China.

The acquisition of Access Power has been accounted for as a purchase. The Preferred Stock to be issued attributable to the first three power plants and the Preferred Stock to be issued attributable to the interest in the 50 megawatt power plant project, has been recorded at its aggregate market value, determined by reference to the price of the Preferred Stock issued in the offer and placing that closed concurrent with the Access Power agreement. No value has been attributed to the Warrants that are to be issued along with the Preferred Stock. The Company believes that the value of such Warrants is nominal, since the exercise price of the Warrants was more than 20% above the then market price of the Common Stock. Access Power had no assets or liabilities at the time of the acquisition; accordingly, the entire amount of the consideration for the Acquisition has been recorded as an intangible asset (Power Plant Licenses), to be amortized over the 15 year term of the associated power purchase agreements.

Under the terms of separate agreements, the principals received 73,454 shares of Preferred Stock in connection with services provided by them relating to the offer and placing. The value of the shares issued was recorded as a cost of the offering and placing. The principals are also entitled to a commission of 1 1/2% (payable in Preferred Stock) for arranging multi-project financing packages of up to $20 million for the proposed power plant projects.

                    COM-TEK RESOURCES, INC. AND SUBSIDIARIES
               Notes to Condensed Pro Forma Combined Balance Sheet
                                December 31, 1994
                                   (unaudited)


A.   BASIS OF PRESENTATION (CONTINUED)

Additionally, the agreement requires the Company to pay to the principals consideration of up to 10% of the gross projected project cost of other projects introduced, with certain limitations. The consideration is payable in Preferred or Common Stock of the Company.

Upon becoming directors of the Company, each of the principals became entitled to participate in the Company's stock option plan. Each principal can receive options to purchase up to 22,500,000 shares of Common Stock at $0.075 per share. Options for 2,500,000 shares of Common Stock are to be issued to each of the principals upon Access Power entering into a joint venture agreement for the construction and operation of each of up to nine power plants in China. All options will become exercisable in equal installments as the benchmarks described above for the Warrants are achieved. Options for a total of 15,000,000 shares of Common Stock have been issued in connection with the three initial power plant projects. The options expire three years from date of issue.

Additional shares, if any, of Preferred Stock (or equivalent shares of Common Stock) that are issued to the principals of Access Power in connection with future power plant projects will be recorded at then market value of the shares issued. Any additional Warrants and Options that are issued in connection with such power plant projects will be accounted for in accordance with the provisions of Accounting Principles Board Opinion No. 25, and compensation expense will be recorded as the Warrants and Options are issued and become exercisable, to the extent that the then market price of the Common Stock exceeds the exercise price of the Warrants and Options.

The accompanying condensed pro forma balance sheet includes pro forma adjustments to give effect to the offer and placing and acquisition as of December 31, 1994.


B.   PRO FORMA ADJUSTMENTS

The following pro forma adjustments have been made to the Consolidated Balance Sheet of the Company at December 31, 1994:

1. To reflect the placing of 61,000,000 shares of the Company's Common Stock ($0.01 par), and 3,262,500 shares of the Company's Preferred Stock ($1.00 par), resulting in gross proceeds of approximately $8,080,000.

                    COM-TEK RESOURCES, INC. AND SUBSIDIARIES
               Notes to Condensed Pro Forma Combined Balance Sheet
                                December 31, 1994
                                   (unaudited)


B.   PRO FORMA ADJUSTMENTS (CONTINUED)

2. To reflect as an adjustment to paid in capital offering costs incurred subsequent to December 31, 1994.

3. To reflect the obligation, payable in shares of convertible Preferred Stock, of the 1 1/2% commission on the funds raised in the offer and placing.

4. To reflect as an adjustment to paid in capital the deferred offering costs at December 31, 1994.

5. To record the issuance of 30,303 preferred shares of stock for each of the three 4 megawatt power plant projects for which Access Power had previously entered into joint venture agreements for, along with the issuance of 30,303 preferred shares of stock in consideration for the interest in the 50 megawatt project.